FINANCIAL INSTRUMENTS (Tables)	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about financial instruments [abstract]
Disclosure of information about key assumptions to measure fair value of warrants [Table Text Block]
June 30, 2026
Series 2024

Expected volatility	71.35%
Share price (Canadian Dollar)	0.24
Expected life (in years)	4.092
Risk-free interest rate	2.97%
Expected dividend yield	0%

Per Warrant (Canadian Dollar)	$0.016
Total Warrants (Canadian Dollar in thousands)	$12